Fourth Quarter 2016 Earnings Presentation February 23, 2017

Disclaimer: This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10 Registration Statement and periodic filings. Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation.

Agenda 1. Quarter and Year-End Highlights 2. Segment Performance 3. Outlook 4. Financial Review 5. 2017 Guidance 6. Share Repurchase Program 7. Q&A 3

Fourth Quarter Highlights

M (USD)	Q415	Q416	Chg	%
Sales	209.1	210.9	1.8	0.9%
Income	9.9	11.7	1.8	18.2%
Adj. EBITDA(1)	30.5(2)	36.0	5.5	18.0%
Adj. EBITDA(1) Margin	14.6%(2)	17.1%	+250 bps	



- Delivered solid revenues in line with our expectations
- Seasonally slower quarter due to paving seasonality and lower auto production related to holidays
- Despite sales that were essentially level, posted adjusted EBITDA 18.0 percent higher than previous year's fourth quarter
- Achieved adjusted EBITDA margin 250 basis points higher than previous year's quarter
- Improved product mix, lower raw material and energy costs, and strong cost reduction and productivity drove margin accretion

(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.
(2) Inclusive of Pro Forma adjustments, see appendices for more information.

ingevity

M (USD) 2015 2016 Chg % Sales 958.3 908.3 (50.0) (5.2%) Income 84.3 44.4 (39.9) (47.3%) Adj. EBITDA(1) 190.3(2) 202.4 12.1 6.4% Adj. EBITDA(1) Margin 19.9%(2) 22.3% +240 bps Full Year Highlights  Remarkable year…  Spinoff into independent publicly traded company  Strong volume growth in Performance Materials  Restructured the Performance Chemicals segment in the face of headwinds  Achieved cost reduction target and delivered more than $30 million in savings  Delivered adjusted EBITDA 6 percent higher than previous year  Achieved adjusted EBITDA margin 240 basis points higher (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. (2) Inclusive of Pro Forma adjustments, see appendices for more information.

Performance Chemicals

M (USD)	Q415	Q416	Chg	%	2015	2016	Chg	%
Sales	144.0	133.6	(10.4)	(7.2%)	701.9	607.3	(94.6)	(13.5%)
Seg. Op. Profit	5.3[(2)]	3.4	(1.9)	(35.8%)	78.7[(2)]	56.7	(22.0)	(28.0%)
Seg. EBITDA[(1)]	11.2[(2)]	9.0	(2.2)	(19.6%)	102.1[(2)]	79.1	(23.0)	(22.6%)
Seg. EBITDA Margin[(1)]	7.8%[(2)]	6.7%	(110) bps		14.5%[(2)]	13.0%	(150) bps	

FOURTH QUARTER

- Industrial specialties continued to see pricing pressure; sales down 9 percent
- Oilfield sales down 9 percent; revenue sequentially level
- Sales to pavement applications up 7 percent versus prior year period

FULL YEAR

- Significant volume and pricing impacts to industrial specialties, sales down 16 percent, partially offset by new business wins
- Sales to oilfield down 25 percent; new products partially offset lower demand and price
- Pavement sales up 1 percent; U.S. & European growth largely offset by weak demand in China

(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.
(2) Inclusive of Pro Forma adjustments, see appendices for more information.

ingevity

FOURTH QUARTER  Strong volume growth as U.S. & Canada move to 40 percent compliance with Tier 3/LEV III regulations  NAFTA light truck production up 3 percent; cars down 2 percent  Record revenues in China as vehicle sales increase ahead of expiration of tax incentives Performance Materials M (USD) Q415 Q416 Chg % Sales 65.1 77.3 12.2 18.7% Seg. Op. Profit 16.2(2) 22.2 6.0 37.0% Seg. EBITDA(1) 19.3(2) 27.0 7.7 39.9% Seg. EBITDA Margin(1) 29.6%(2) 34.9% +530 bps (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. (2) Inclusive of Pro Forma adjustments, see appendices for more information. 2015 2016 Chg % 256.4 301.0 44.6 17.4% 77.0(2) 106.9 29.9 38.8% 88.2(2) 123.3 35.1 39.8% 34.4%(2) 41.0% +660 bps FULL YEAR  Each quarter was a record for revenues and earnings over the prior year’s period  NAFTA light truck production up 6 percent in 2016; car production down 4 percent  Process purification completes a strong year

2017 Outlook PERFORMANCE CHEMICALS:  Expect continued price pressure in industrial specialties, partially offset by modest volume growth  Potential uptick in oilfield volumes, however, pricing remains under pressure  Growth in pavement sales led by continued adoption of Evotherm® warm mix asphalt technology in U.S.; EMEA to grow from small base; China expected to be flat  CTO contracts are set; benefits weighted to back half

Performance Materials Outlook



	Activated Carbon Canisters	Honeycomb Scrubbers
Market Drivers	**Short-Term** (Modest) ▪ Global auto production (2-3 percent) ▪ NAFTA expected to be flat	**Short-Term** (Rapid) ▪ U.S. & Canada auto production ▪ U.S. & Canada Tier 3 and LEV III regulation • 40% implementation completed
	Long-Term (Strong) *China 6* • Volume increase / favorable mix shift • 100% implementation by July 2020 • Could see impacts by 2018 / 2019 *Euro 6c* • Volume increase / favorable mix shift • 100% implementation by Sept. 2019 • Should see impacts by 2018	**Long-Term** (Strong) *U.S. & Canada Tier 3 and LEV III* • 60% implementation for 2018 models • 80% implementation for 2020 models • 100% implementation for 2022 models
	▪ Covington, Va. ▪ Wickliffe, Ky. ▪ Wujiang, China ▪ Zhuhai, China	70/30 Joint Venture in Waynesboro, Ga. (Expanding capacity to triple production)

Fourth Quarter 2016 Financial Results

Key Income Statement Metrics

$'s in millions, except EPS	2015	2016	% Change	2015	2016	% Change
	Q4	Q4	Q4 vs PY	FY	FY	2016 vs 2015
Net Sales (GAAP)	209.1	210.9	*0.9%*	958.3	908.3	*(5.2%)*
Adjusted EBITDA (Non-GAAP) (1)	30.5(2)	36.0	*18.0%*	190.3(2)	202.4	*6.4%*
Adjusted EBIT (Non-GAAP) (1)	21.5(2)	25.6	*19.1%*	155.7(2)	163.6	*5.1%*
Interest expense, net (GAAP) (1)	4.8(2)	3.7	*(22.9%)*	19.0(2)	17.9	*(5.8%)*
Provision for income taxes (Non-GAAP) (1)	5.0(2)	5.0	*0.0%*	48.6(2)	48.5	*(0.2%)*
Net Income (loss) (Non-GAAP) (1)	11.7(2)	16.9	*44.4%*	88.1(2)	97.2	*10.3%*
Net income (loss) attributable to noncontrolling interests (GAAP) (1)	1.3(2)	2.6	*100.0%*	4.6(2)	9.2	*100.0%*
Net income (loss) attributable (Non-GAAP) (2)	10.4(2)	14.3	*37.5%*	83.5(2)	88.0	*5.4%*
Diluted adjusted EPS (Non-GAAP) (1)	0.25(2)	0.34	*36.0%*	1.98(2)	2.08	*5.6%*
Diluted EPS (GAAP)	0.32	0.22	*(31.3%)*	2.06	0.83	*(59.7%)*

(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.
(2) Inclusive of Pro Forma adjustments, see appendices for more information.

ingevity

Fourth Quarter 2016 Financial Results Key Balance Sheet & Cash Metrics in millions 12/31/2015 12/31/2016 Cash & cash equivalents 32.0 30.5 Restricted investment (related to capital lease) (1) - 69.7 Total debt including capital lease obligation (2) 80.0 491.9 Net Debt (3) 48.0 391.7 Inventories, net 148.9 151.2 Accounts receivable, net 95.2 89.8 (1) Capital lease related to the Industrial Development Bond that is part of the financing for our Wickliffe, Kentucky facility (2) Excludes deferred finance fees. (3) Sum of Cash & cash equivalents, Restricted investment less Total debt including capital lease obligation (4) Trade Working Capital is defined as Inventory + Accounts Receivable – Accounts Payable (5) Cash flow from operations less Capital expenditures Accounts Payable 64.8 79.2 Trade Working Capital (4) 179.3 161.8 in millions Twelve months ended 12/31/16 Cash Flow from Operations 127.9 Capital expenditures 56.7 Free Cash Flow(5) 71.2

2017 Business Outlook and Guidance

Item	FY16 Actual	FY17 Guidance
Revenue	$908.3	$930M to $950M
Adjusted EBITDA (1)	$202.4	$215M to $225M
Adjusted tax rate (1)	33.3%	33 – 35%
Capital expenditures	$56.7	$60M to $65M
Free Cash Flow(2)	$71.2	$80M to $90M
Net Debt Ratio(3)	1.94x	1.5–1.75x

(1) *A reconciliation of Net Income to Adjusted EBITDA or Adjusted tax rate as projected for 2017 is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income. These components include additional separation costs associated with the separation from WestRock and further restructuring and other income (charges) incurred in 2017 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our projected effective tax rate. All of these components could significantly impact such financial measures. Further, in the future other items with similar characteristics to those currently included in Adjusted EBITDA, that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA.*

(2) *Defined as Cash from Operations expected to range from $140M to $155M less Capital Expenditures.*

(3) *Defined as Cash & cash equivalents, Restricted investment less Total debt including capital lease obligation excluding deferred financing fees divided by annualized Adjusted EBITDA.*

ingevity

Share Repurchase Program • Board has authorized management to repurchase up to $100 million of Ingevity's outstanding common stock. • Repurchases are at management's discretion, either in the open market, through pre-arranged trading plans or in privately negotiated block transactions. • Initially intended to offset dilution from equity incentives • Maintain balance sheet strength to fund organic and inorganic growth

For More Information Thank you for your interest in Ingevity! Investors Dan Gallagher (843) 740-2126 Media Jack Maurer (843) 746-8242

Appendix 16

Non-GAAP Financial Measures Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. Ingevity uses the following non-GAAP measures, inclusive of pro forma adjustments: Adjusted earnings (loss) is defined as net income (loss) attributable to Ingevity stockholders plus restructuring and other (income) charges, separation costs, and the income tax expense (benefit) on those items. Diluted adjusted earnings (loss) per share is defined as diluted earnings (loss) per common share attributable to Ingevity stockholders plus restructuring and other (income) charges per share, separation costs per share, and the income tax expense (benefit) per share on those items. Adjusted EBITDA is defined as net income (loss) plus provision for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Net Sales Segment EBITDA is defined as segment operating profit plus depreciation and amortization. Segment EBITDA Margin is defined as Segment EBITDA divided by Net Sales. The Company also uses the above financial measures as the primary measures of profitability used by managers of the business and its segments. In addition, the Company believes Adjusted EBITDA, Adjusted EBITDA Margin, Segment EBITDA and Segment EBITDA Margin are useful measures because they exclude the effects of financing and investment activities as well as non-operating activities. These non-GAAP financial measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of these non-GAAP financial measures are set forth within the following pages. 17

Reconciliation of Net Income (Loss) (GAAP) to Adjusted Earnings (Loss) (Non-GAAP) 18 Reconciliation of 2015 Pro Forma - Adjusted Earnings (Loss) (Non-GAAP)

19 Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP) Reconciliation of 2015 Pro Forma - Adjusted EBITDA (Non-GAAP)

20 Reconciliation of Segment Operating Profit (GAAP) to Segment EBITDA (Non-GAAP) Reconciliation of 2015 Pro Forma - Segment EBITDA (Non-GAAP)

Notes to the Unaudited Pro Forma Adjustments 21